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                                                                   Exhibit 10.54


                          STANDARD OFFICE LEASE--GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1.   Basic Lease Provisions ("Basic Lease Provisions").

     1.1 Parties: This Lease dated for reference purposes only, November 26, 1996 is made by and between ENCINO TERRACE CENTER (herein called "Lessor") and Positive Response Television, Inc. and Director America Corporation doing business under the name of _________________ , (herein called "Lessee").

     1.2 Premises: Suite Number(s)_______________ floors, consisting of approximately 23,180 feet, more or less, as outlined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

     1.3 Building: Commonly described as being located at * 15021 VENTURA BOULEVARD in the City of LOS ANGELES County of LOS ANGELES State of CALIFORNIA as more particularly described in Exhibit _____ hereto, and as defined in paragraph 2.

     1.4   Use:     General office use
                    See Addendum 1.4 subject to paragraph 6.

     1.5 Term: Ten (10) years commencing May 1, 1997** ("Commencement Date") and ending Ten (10) years thereafter as defined in paragraph 3.

     1.6   Base Rent:______________ per month, payable on the 1st day of each
month per paragraph 4.21     See Addendum 1.6.1.

     1.7 Base Rent Increase: On See Addendum 1.6.1. the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in See Addendum 1.6.1.

     1.8   Rent Paid Upon Execution:  _____________________________________

for _______________________________________________________________________

     1.9   Security Deposit: ______________________________________________

     1.10 Lessee's Share of Operating Expense Increase: __________________ as defined in paragraph 4.2.

2.   Premises, Parking and Common Areas.

     2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises,", Including rights to the Common Areas as hereinafter specified.

     2.2 Vehicle Parking: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to park cars in the Office Building at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

           2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow aware the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

           2.2.2. The monthly parking rate per car will be $70.00 per month at the commencement of the term of this Lease and is subject to change upon five
(5) days prior written notice to Lessee. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month. - See Addendum 2.2.3.

     2.3 Common Areas--Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office
--------------------
     *   Suites  570
               -------
     ** or under Tender of Possession (as hereinafter defined), whichever occurs earlier


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Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

    2.4 Common Areas--Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers and invitees to so abide and confirm. Lessor of such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other Lessees, their agents, employees and invitees of the Office Building Project.

    2.5 Common Areas--Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

          (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways, provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

           (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

           (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

           (d) To add additional buildings and improvements to the Common Areas;

           (e) To use the common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

           (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

3.   Term.

     3.1 Term. The term and Commencement Date of this Lease shall be ads specified in paragraph 1.5 of the Basic Lease Provisions.

     3.2 Delay in Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2 Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extent the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligations of Lessee under the terms of this Lease, except as may be otherwise prohibited in this Lease, until possession of the Premises is tendered to Lessee as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within 90 days following said Commencement Date as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee. Lessee may, at Lessee's option, by notice in writing to Lessor within thirty (3) days thereafter, cancel this Lease. In which event the parties shall be discharged from all obligations hereunder; provided, however, Less shall return any money previously deposited by Lessee (less any offsets due Lessor for NonStandard improvements); and provided further, that if such written notice by Lessee is not received by Lessor within thirty (30) day period. Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

     3.2.1 Possession Tendered--Defined. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in
(1), (2), and (3) above of this paragraph 3.2.1. SEE ADDENDUM 3.2.1

     3.2.2. Delays Caused By Lessee. There shall be no abatement of rent, and the 90 day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omission of Lessee. Lessee's agent, employees and contractors.

     3.3 Early Possession. If Lessor occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee


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shall after the first seven (7) days of such occupancy pay rent for such occupancy after such seven (7) day period.

     3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by lessee, whichever first occurs, as the Commencement Date.

4. Rent.

     4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

           (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provision are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project;

           (b) "Base Year" is defined as the calendar year in which the Lease term commences;

           (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent tot he base Year; provided, however, lessee shall have no obligation to pay a share of the Operating Expense increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which lessee is responsible for a share of such increase;

           (d) "Operating Expense" is defined, for purposes of this Lease, to include all reasonable and necessary costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

                  (i) The operation, repair, maintenance, and replacement, in net, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                        (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exterior and roofs, fences and gates;

                        (bb) All hearing, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

                  (ii) Trash disposal, janitorial and security services;

                  (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated as being an "Operating Expense;"

                  (iv) The cost of the premises for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

                  (v) (INTENTIONALLY OMITTED)

                  (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

                  (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee not to exceed 4% attributable to the operation of the Office Building Project;

                  (viii) Replacing and/or adding improvements mandated by any governmental agency and any


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repairs or removals necessitated thereby amortized over its useful lie according to the Federal Income tax regulations or guidelines for depreciation thereof (including interest on the amortized balance as is then reasonable in the judgment of Lessor's accountants;

                  (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

           (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii), in which case their cost shall be included as above provided.

           (f) Operating Expenses shall not include any expenses paid by any Lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds. See Addendum 4.2(f).

           (g) Lessee's Share of Operating Expense Increase shall be payable by lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount to be estimated by Lessor from time to time in advance of Lessee' Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses Increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling. due. If Lessee's payment under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense increase, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

4.3 Rent increase. See Addendum 4.2(h).

           4.3.1  (Intentionally omitted).

           4.3.2  (Intentionally omitted).

           4.3.3  (Intentionally omitted).

           4.3.4  (Intentionally omitted).

           4.3.5  (Intentionally omitted).

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lease, after the expiration of any applicable notice or grace periods, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's or to compensate Lessor for any loss or damage which Lessor may suffer thereby. Lessor shall not be required to keep said security deposition separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payments of interest or other increment for its use, to Lessor (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.   Use.

     6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basis Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

     6.2   Compliance with Law.

           (a) Lessor warrants to Lessee that the Premises in the state existing on the date that the Lease term commences but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises does not violate any covenants or restrictions of record or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense rectify any such violation.

           (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with


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all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions or records, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy that now existing, during their term or any part of the term hereof, relating in any manner to the use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Area in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project. See Addendum 6.2(c).

     6.3   Condition of Premises.

           (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to the Lessee that the plumbing, lighting, air conditioning, and heating systems in the Premises shall be in good operating condition in the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, alter receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

           (b) Except at otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinance and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor not Lessor's agent or agents has made any representation or warranty as to the present or future suitability of Premises, Common Areas or Office Building Project for the conduct of Lessee's business.

7. Maintenance, Repairs, Alternation and Common Area Services.

     7.1 Lessor's Obligations. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements in the Premises that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alternations or repairs made by Lessor to the Office Building Project any part thereof, provided that Lessor shall use its best efforts not interfere with Lessee's business operation. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. SEE ADDENDUM.

     7.2   Lessee's Obligations.

           (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes by Lessor's negligence. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, as its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the costs of which is otherwise Lessee's responsibility hereunder.

           (b) On the last day of their term hereof, or on any soon termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear casualty and condemnation excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alternations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window covering, wall coverings, carpets, call paneling, ceiling and plumbing on the Premises and in good operating condition.

     7.3   Alternations and Additions.

           (a) Lessee shall not, with Lessor's prior written consent make any alternations, improvements, additions, utility installations or repairs in, on or about the Premises, or the Office Building Project. As used in the paragraph
7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels,


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electrical distribution systems, light fixtures, air conditioning plumbing and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alternation, improvements, additions or Utility installations, and the restoration of the Premises of the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alternations, improvements, additions or utility installations, Lessee shall use only such contractors as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make and alternations, improvements, addition or utility installations without the prior approval of Lessor, of use a contractor not expressly approved by Lessor, Lessor, may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

           (b) Any alternations, improvements, additions or utility installations in or about the Premises or the Office Building Project that Less shall desire make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alternation, improvement, addition or utility installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

           (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

           (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises of the Building as provided by law. If Lessee, shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy . any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor, shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim, in addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating such action if Lessor shall decide it is to Lessor's best interest so to do.

           (e) All alternations, improvements, additions and Utility installations (unless such Utility installations constitute trade fixtures of Lessee) which may be made to the Premises by Lessee, including but not limited to, floor coverings, paneling, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communications systems, conduct, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of Lease term unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed with material damage to the Premises or the Building, and other than Utility installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2. SEE ADDENDUM 7.3(e).

           (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility installations.

     7.4 Utility Additions. Lessor reserves the right to install now or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.   Insurance; Indemnity.

     8.1 Liability Insurance--Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability Insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL040-4). or equivalent, in an amount of not less than $1,000,000.00 per occurrence of bodily injury and property damage combined or in a grater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the


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use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

     8.2 Liability Insurance--Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

     8.3 Property Insurance--Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsement in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, on all of Lessee's personal property, fixtures, equipment and tenant Improvements.

     8.4 Property Insurance--Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project Improvements, but not Lessee's personal property, fixtures, equipment or tenant Improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended overage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by lessor and shall have no right to any proceeds therefrom. The policies required by these paragraph 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determined. In the event that the Premises shall suffer an Insured Loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense, Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's Insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

     8.5 Insurance Policies. Lessee and Lessor shall deliver to each other copies of liability insurance policies required under paragraph 8.2 or certificates evidencing the existence and amounts of such insurance within seven
(7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to the other. Lessee and Lessor shall, at least thirty (30) days prior to the expiration of such policies, furnish the other with renewals thereof.

     8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agent, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

     8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor and its agent, Lessor's mater or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of the Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such mater, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect hereof against Lessor. See Addendum 8.7 and 8.8.

     8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income herefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or light fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto and regardless of whether the means of repairing the same is inaccessible. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or use of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

     8.9 No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of Insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease. 9. Damage or Destruction.

     9.1 Definitions.

            (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

            (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

            (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

            (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

            (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

            (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

            (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuilt the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

  9.2   Premises Damage; Premises Building Partial Damage.

            (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor' expense repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for directly by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

            (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises. Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) given written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

      9.3 Premises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls within the classifications of either (i) Premises Building Total Destruction, or

(ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage of destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this shall continue in full force and effect, or (ii) given written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

     9.4   Damage Near End of Term.

           (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor or Lessee's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other of such party's election to do so within 30 days after the date of occurrence of such damage.

           (b) Notwithstanding paragraph (.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option maybe exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the terms of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period notwithstanding any term or provision in the grant of option to the contrary.

     9.5   Abatement of Rent; Lessee's Remedies.

           (a) In the event Lessor repairs or resolves the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

           (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

           (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 Termination--Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.
10.  Real Property Taxes.

     10.1. Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

     10.2 Additional Improvements. Lessor shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the premises by Lessee or at Lessee's request.

     10.3 Definition of "Real Property Tax" As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general special, ordinary or extraordinary, and any license fee, commercial rental tax, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof as against any legal or equitable interest of Lessor in the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment of charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax,", or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 Joint Assessment. If the Improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good, faith, shall be conclusive.

     10.5. Personal Property Taxes.

           (a) Lessee shall pay prior to delinquency all taxes assess against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

           (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent lubes and ballasts for standard overhead fixtures.

     11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay Lessee's share.

     11.3 Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof. See Addendum 11.3(a)

     11.4 Excess Usage by lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon utilities or services including but not limited to security services over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.
12. Assignment and Subletting.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises without Lessor's prior written consent which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need to notice Lessee under paragraph 13.1 "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) Lessee is a corporation more than fifty percent (50%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than fifty percent (50%) of the profit and loss participation in such partnership.

     12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof without Lessor's consent to any corporation which controls, is controlled by or is under common control with Lessee or to any corporation resulting from the merger of consolidation with Lessee or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3  Terms and Conditions Applicable to Assignment and Subletting.

           (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform any other obligations to be performed by Lessee hereunder.

           (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

           (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver of estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 of this Lease.

           (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

           (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease: however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

           (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

           (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

           (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

     12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

           (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease: provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

           (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any such sublease shall by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assured and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

           (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease: provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

           (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

           (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

     12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

     12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13. Default; Remedies.

     13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

           (a) The vacation or abandonment of the Premises by Lessee combined with a failure to pay rent.

           (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment of subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.2(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 411 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

          (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

           (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee: provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

           (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors: (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interests in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or at Lessee's interests in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

           (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder was materially false.

     13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

           (a) Terminate Lessee's right to possession of the Premises by any lawful means. In which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all direct damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises: reasonable expenses of reletting including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid: the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

           (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandon the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease. Including the right to recover the rent as it becomes due hereunder.

           (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation: provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs: provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages: provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefore by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  Broker's Fee.

     (a) The brokers involved in this transaction are JULIAN J. STUDLEY, INC. as "listing broker" and Estmac Commercial Brokerage & Fred Sands Commercial as "cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s).

     (b)   (Intentionally Omitted)

     (c)   (Intentionally Omitted)

     (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s). If any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.  Estoppel Certificate.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") executed, acknowledge and deliver to the requesting party a statement in writing
(i) certifying that the Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

     (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Guarantors as may be reasonably required by such lender or purchaser. Such statement shall include the past three (3) years' financial statements of Guarantors. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.
17.Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project to the extent all obligations, past and present, and all liabilities are assumed by a successor Lessor. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers than the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.
18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate than allowable by lay or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease: provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises of the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice of Lessee.

24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. (Intentionally omitted)

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any party thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred fifty percent (150%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the County in which the Office Building Project is located.

30.  Subordination.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be provided such documents contain a non-disturbance provision in form and substance reasonably acceptable to Lessee. Lessee's failure to execute such documents within ____ days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b). 31. Attorney's Fees.

     31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

     31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred in good faith.

     31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32. Lessor's Access.

     32.1 Lessor and Lessor's agents after prior notice to Lessee, except in the case of emergency shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

     32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

     32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a foreseeable unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. Auctions. Lessee shall not conduct, nor permit to be conducted either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. Signs. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor shall not work merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. (Intentionally omitted)

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease. 38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the Covenants, conditions and provisions of Lessee's part to be observed and performed hereunder, Lessee shall have quite possession of the Premises for the entire term hereof subject to a ____ of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project. 39. Options.

     39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease in Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

     39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4  Effect of Default on Options.

           (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach. Including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

           (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

           (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40. Security Measures--Lessor's Reservations.

     40.1 Lessee hereby acknowledges that Lessor shall provide guard service or other security measures for the benefit of the Premises or the Office Building Project. The cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

     40.2 Lessor shall have the following rights:

           (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

           (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

           (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

           (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

     40.3  Lessee shall not:

           (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

           (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41. Easements.

     41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

     41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.
42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Lessee is a corporation, individual or general or limited partnership, Lessee or Lessor and an individual executing this Lease on behalf of such entity represents and warrants that such individual is authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to the other party evidence of such authority satisfactory to the other party.

44. Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. No Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. Intentionally Omitted.

47. Multiple Parties. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or lessee, respectively.

48. Work Letter. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C.

49. Attachments. Attached hereto are the following documents which constitute a part of this Lease:

EXHIBIT A: FLOOR PLAN
EXHIBIT B: RULES AND REGULATIONS
EXHIBIT C: SPACE PLAN AND SPECIFICATIONS

EXHIBIT D: Signage
Addendum

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND BE EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

           IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LESE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

LESSOR                                LESSEE

ENCINO TERRACE CENTER                 POSITIVE RESPONSE TELEVISION, INC.,
                                      a Delaware corporation

By:      /s/ W.G. Wells               By:         /s/ Val Levy
  ---------------------------            ----------------------------------
    W. G. Wells                             Val Levy
    its President                           its Director


                                      DIRECT AMERICA CORPORATION,
                                      a Delaware corporation


                                      By:         /s/ Gary Quint
                                            --------------------------------
                                            Gary Quint
                                            its Vice President & General Manager

                           RULES AND REGULATIONS FOR
                             STANDARD OFFICE LEASE


Dated:
      ---------------------------------------------
BY                                                                     and
between:
        ---------------------------------------------------------------


                                  GENERAL RULES

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

 2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

 3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

 4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

 5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

 6. Lessee shall not altar any lock or install new or additional locks or bolts.

 7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

 8. Lessee shall not deface the walls, partitions or other surfaces of the premises of Office Building Project.

 9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, significant freight and equipment shall be moved into or out of the Building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Lessor.

12. Lessor reserves the right to close and lock the Building on Saturdays and legal holidays, and on other days between the hours of _____ p.m. and _____ a.m. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. No window coverings, shades or awnings shall be installed or used by Lessee.

15. No Lessee, employee or invites shall go upon the roof of the Building.

16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.

17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation.

20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver or any other rule or regulation or any subsequent application thereof to such Lessee.

22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

23. Lessor reserves the right to make such other reasonable rues and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

24. Lessee shall not place any furniture or equipment on any terrace that does not conform to Lessor's furniture or equipment standards.

25. Lessee shall not offer any lottery tickets for public sale on the Premises or in the Building.


                                  PARKING RULES

 1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

 2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee's employees, suppliers, shippers, customers or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

 3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

 4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

 5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent offsite location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

 6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

 7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

 8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

 9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                               GUARANTY AGREEMENT

THIS AGREEMENT is made on the date signed below between Encino Terrace Center ("ETC") and National Media Corporation, a Delaware Corporation herein called "Guarantor."

                                    RECITALS

     A. Positive Response Television, Inc. and Direct America Corp. ("Lessee") is, or is about to become, the Lessee of certain premises in the County of Los Angeles, State of California (the "Property"), located at 15821 Ventura blvd., Encino, California.

     B. Lessee has sought a lease from ETC, to be evidenced by a written lease (the "Lease").

     C. Guarantor, at the solicitation of Lessee, requests that ETC execute the Lease. ETC is willing to make the Lease on the condition that Guarantor execute this Guaranty Agreement.


                                    AGREEMENT

Therefore, in consideration of the above and of the making of the Lease by ETC, Guarantor unconditionally guarantees and promises to pay ETC or order, in lawful money of the United States, any and all indebtedness of Lessee to ETC evidenced by or growing out of, o in any way connected with the Lease. Guarantor further unconditionally guarantees and promises ETC to perform all agreements to be performed by Lessee under the Lease, and any other agreement executed by Lessee to ETC pertaining to or additionally securing the Lease. Guarantor further agrees as follows:

     1. The obligations of Guarantor hereunder are independent of the obligations of Lessee, and a separate action or actions may be brought and prosecuted against Guarantor, whether action is brought against lessee or whether Lessee by joined in any such action or actions.

     2. In giving ETC this Guaranty, Guarantor is not concerned with Lessee's financial condition or with the condition of title of or the value of the Leasehold and waives any right that ETC disclose any information it may now have or hereafter acquire concerning Lessee's character, credit, or financial condition or any information affecting or concerning the condition of title of the Property or the value of the Lease. Guarantor assumes the responsibility for being and keeping informed of the financial condition of Lessee and of all circumstances bearing upon the risk of nonpayment or non-performance of the Lease hereunder. If Lessee is a corporation or a partnership or a trust, ETC need not inquire into the power of Lessee or the authority of its officers, directors, partners, trustees or agents acting or purporting to act on its behalf and the Lease granted in reliance upon the purported exercise of such power or authority is hereby guaranteed. Guarantor waives any and all notices of any type whatsoever, whether relating to any act or condition of ETC, or Lessee or of others, or relating in any other way to the subject matter of this Guaranty.

     3. ETC is authorized at any time, without notice or demand and in such manner, upon such terms and for such time as it deems fit to alter, accelerate, extend or change the time or manner for the payment or performance of the Lease or any part thereof; or to release, substitute or add assignee, subtenants or guarantors; or to add, exchange, release, substitute or waive any security; and no action by ETC shall affect Guarantor's liability hereunder in any manner.

     4. Until the Lease has been paid and performed in full, Guarantor shall not have any right of subrogation. Guarantor waives any benefit of and any right to participate in security, and authorized and empowers ETC, at its sole discretion, to exercise any right or remedy which it may have including, but not limited to, unlawful detainer, exercise of rights, or taking a possession or an assignment in lieu of unlawful detainer as to the Leasehold and as to any other security interest in real or personal property which ETC may hold for the Lease, and Guarantor shall be liable for any deficiency existing after the exercise of any such remedy, even though rights which Guarantor may have against other s might be destroyed or diminished by the exercise of such remedy.

     5. Any indebtedness of Lessee now or hereafter owing to Guarantor is hereby subordinated to the Lease. Guarantor shall not accept any payment of or on account of any such indebtedness at any time while any part of the Lease is in default and unpaid. At the request of ETC, Lessee shall pay ETC all or any part of any such indebtedness and any amount so paid to ETC at its request shall be applied to the Lease obligation. Payment on any indebtedness of Lessee to Guarantor received in violation of any of the provisions of this agreement shall be deemed to have been received by Guarantor as trustee for ETC and shall be paid over to ETC immediately. Notwithstanding these provision, Guarantor reserves the right to collect and accept payment of salary for personal services which Guarantor may become entitled to receive from Lessee so long as Lessee is not then in default.

     6. Guarantor's liability shall continue notwithstanding the incapacity, lack of authority, death or disability of, or revocation hereof, by any others. The failure by ETC to file or enforce a claim against the estate (either in administration, bankruptcy or other proceedings) of any others shall not release Guarantor from liability hereunder. Guarantor shall not be released from liability hereunder if recovery from Lessee or from any other guarantor is or hereafter becomes barred by any statute of limitations or if such liability is or becomes otherwise unenforceable. Guarantor agrees that this Guaranty shall be reinstated if and to the extent that for any reason any payment by or on behalf of Lessee is rescinded or must be otherwise restored by ETC whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

     7. Guarantor waives any right to require ETC (a) to proceed against Lessee or any other person or entity; (b) to proceed against or exhaust any security held from Lessee; (c) to foreclose on the Property; (d) to pursue any other remedy. Guarantor further waives (a) any right to participate in any security now or hereafter held by ETC; (b) the right of subrogation against Lessee; (c) any defense based upon Sections 580 and 726 of the Code of Civil Procedure of the State of California, or either of them; (d) any defense based upon, or involving the assertion of, the invalidity or unenforceability, in whole or in part, of the Lease, or any security or the lack of legal capacity of any party thereto or the nonexistence or cessation of the liability of any party thereon;
(e) all presentments, demands for performance and notices of nonperformance, notices of dishonor, and of the existence, creation or incurring of new or additional indebtedness.

     8. ETC may apply any payment or recovery from or for the benefit of Lessee to any obligation of Lessee as it deems fit and in such order of priority as it deems fit, whether or not such obligation relates to the Lease or is secured or is due at the time.

     9. Any married person who sighs this Guaranty hereby agrees that recourse may be had against his or her separate property for all obligations under this Guaranty. If this Guaranty be signed by more than one person, form or corporation, then all obligations thereof hereunder shall be joint and several.

     10. As used herein, the term "Lessee" means and includes the Lessee of the lease agreement, and all successors and assignees thereof, and all present and subsequent owners of the Leasehold. This Guaranty shall inure to the benefit of and bind ETC, its successors and assigns, including the assignees of the Lease, and Guarantor's heirs, executors, administrators, successors and assigns.

     11. No delay or failure on the part of ETC in exercising any right, privilege or remedy hereunder shall operate as waiver of such or any other right, privilege or remedy, and no waiver whatsoever shall be valid unless in writing, signed by ETC, and then only to the extent set forth therein.

     12. All rights, powers and remedies of ETC hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given by law.

     13. All words used herein in the singular shall be deemed to have been used in the plural when the context and construction so require.

     14. Guarantor agrees without demand to pay and reimburse ETC for all costs. attorneys' fees (whether or not for the services of salaried employees in the regular employ of ETC) and other expenses which it expends or incurs in the collection of the Lease or in the enforcement of this Guaranty or the Lease agreement.

                                 First Addendum


This First Addendum is made as of December 9, 1996 to the Lease dated November 26, 1996 by and between Encino Terrace Center, as Lessor, and Positive Response Television, Inc. and Direct America Corporation, as Lessees, for a portion of the Building located at 15821 Ventura Boulevard, Encino, California as follows:

Section 1.8:      Insert "$43,346.60"

Section 1.9:      Insert "0"

Section 1.10:     Insert "5.877%"

Section 2.2:      Insert "70"


LESSOR                                     LESSEE

ENCINO TERRACE CENTER                      POSITIVE RESPONSE TELEVISION, INC.
                                           A DELAWARE CORPORATION

                                           By:        /s/ Mike Levey
                                               --------------------------------


                                           DIRECTAMERICA CORPORATION,
                                           A DELAWARE CORPORATION

                                           By:        /s/ Gary Quint
                                               --------------------------------
                                           ACCEPTED AND AGREED BY GUARANTOR


                                           NATIONAL MEDIA CORPORATION

                                           By:       /s/ Brian Sisko
                                               --------------------------------
                                               Brian Sisko, Vice President
                                               Corporate Development

                                    Addendum


This Addendum to the Lease dated November 26, 1996 by and between Encino Terrace Center, as Lessor, and Positive Response Television, Inc. and Direct America Corporation, as Lessee, for a portion of the Building located at 15821 Ventura Boulevard, Encino, California, shall be attached and made a part thereto. To the extent of any conflicts between the Lease and the Addendum, the Addendum shall control.

1.4      Use.

         Lessee's use shall include those activities related to the conduct of Lessee's direct television and radio business including, but not limited to, telemarketing, video editing and production and radio broadcasting. In no event shall the Lessee use the Premises or any part thereof for auctions, religious activities, dating services, liquidation sales, warehousing, manufacturing, day care centers, schools, public lectures, retail sales (other than direct marketing) or public invitees without the express prior written consent of Lessor.

1.6.1    Base Rent (cont'd)

         Notwithstanding the provisions of Paragraph 1.6 hereof, the monthly Base Rent payable hereunder shall be adjusted as follows:

         Months 1- 30: $43,346.60 per month ($1.87 per rentable square foot per month)

         Months 31- 60: $45,896.40 per month ($1.98 per rentable square foot per month)

         Months 61- 90: $50,532.40 per month ($2.18 per rentable square foot per month)

         Months 91-126: $55,168.40 per month ($2.38 per rentable square foot per month)

2.2.3    Vehicle Parking (cont'd)

         Notwithstanding the provisions of the Lease to the contrary: all of Lessee's cars shall be parked in unreserved parking areas as designated by Lessor, at an initial monthly rental of $70.00 per car, plus applicable parking taxes. Up to ten (10) of the cars provided for in Paragraph 2.2 of the Lease may, at Lessee's option, park in single reserved parking spaces in locations designated by Lessor, at a monthly rental of $120.00 per car, plus applicable parking taxes. Increases to the initial parking rates, exclusive of city taxes, shall be capped at five percent (5%) per annum.

         There are no garage attendants or supervision during non-Building hours.

3.2      Possession Tendered (cont'd)


         The definition of "Tender of Possession" shall also include (iv) Lessor has obtained a Final Inspection for Tenant Improvements on the Premises. The ten (IO) day notice specified in 3.2.1 shall apply to this item.

3.2.3 Failure to Deliver. Notwithstanding anything to the contrary contained in this Section 3.2, in the event Lessor does not deliver possession of the Premises to Lessee on or before the scheduled Commencement Date as may be extended, Lessee shall be entitled to one day's free rent for each day after the Commencement Date that the Premises are not delivered to Lessee until Tender of Possession. Such free rent shall commence after the date possession of the Premises is tendered to Lessee.

4.2(f)   Operating Expense Increases (cont'd)

         It is agreed that any cost allocable to the items specified below shall be excluded from Additional Rent and Operating Expenses:

         (a) the cost of correcting structural defects (latent or otherwise) in the design, construction or equipping of the Building or in the Building equipment;

         (b) salaries or other employee benefits of officers and executives of Lessor, above the grade of building or property manager;

         (c) the cost of any items for which Lessor is reimbursed by insurance or otherwise;

         (d) the cost of any repairs, alterations, additions, changes, replacements and other items which under sound accounting principles are properly classified as capital expenditures or which are made in order to prepare for a new lessee's occupancy;

         (e) interest on debt or amortization payments on any mortgage and rental under any ground lease or other underlying lease;

         (f) any real estate brokerage commissions or other costs incurred in procuring other lessees;

         (g) any costs or expenses arising from Lessor's repair, cleanup, remediation, or detoxification of Hazardous Materials in, on, or about the Premises, the Building, or the Common Areas, for which Lessor is responsible by law or pursuant to the terms of this Lease;

         (h) repairs and construction work for specific tenants;

         (i) legal fees for tenant disputes;

         (j) brokers commissions; and

         (k) repairs, alterations, replacements, or additions to the Building (other than the Premises) relating to compliance with any governmental laws, codes, orders or regulations.

4.2(h)   Operating Expenses (cont'd)

         Lessor shall use reasonable efforts to reduce operating expenses to the minimum which is reasonably possible, commensurate with the standards of operation and maintenance provided for in this Lease and of similar A buildings in the immediate vicinity. All estimates of Operating Expenses shall be determined in good faith.

4.2(i)   Audit.

         Lessee shall have the right upon request and at reasonable times, to examine and copy Lessor's books and records relating to items referred to in this Section 4 and Lessee may recover any overcharges of Operating Expenses.

6.2(c)   Compliance with Law (cont'd)

         Lessor represents that, to the best of its actual knowledge: 1) Lessor has received no notice of violation of environmental law from any applicable governmental authority, and 2) the Building contains no asbestos insulation or fireproofing. Lessor shall comply with all statutes, orders and rules now in effect or which may hereafter come into effect in the future including, but not limited to, the Americans With Disabilities Act, the Clean Air Act and all environmental laws.

7.1      Lessor's Obligations.

         Lessor shall be responsible for the repair and replacement of all plumbing, lighting, air conditioning, heating systems, mechanical systems, electrical systems, the Common Areas and all structural components of the Office Building Project. Lessor shall maintain the Building in a condition comparable to other first class A office buildings in the immediate vicinity.

7.3      Alterations and Additions (cont'd)

         Lessee shall have the right to remove all Tenant's telephone and data systems, computer systems and audio and video equipment from the Premises, providing that the Premises are restored to prior condition.

8.7 and
8.8      Indemnity and Exemption of Lessor from Liability (cont'd)

         Lessee's indemnity pursuant to Paragraph 8.7 and Lessor's exemption from liability pursuant to Paragraph 8.8 shall not apply to damage or injury caused by Lessor's negligence or willful misconduct or emissions.

9.       Premises Building Total Destruction; Office Building Project Total
         Destruction.

         Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an insured loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessee may, at Lessee's option, terminate this lease by giving written notice to Lessor within thirty (30) days after the date of the occurrence of such damage, in which case this Lease shall terminate as of the occurrence of such damage.

10.3     Real Property Taxes.

         Real property taxes shall also not include transfer taxes or penalties or interest caused by the failure to pay taxes.

11.1     Services Provided by Lessor.

         Lessor shall also provide maintenance of all Common Areas including cleaning, landscaping and illumination; extermination and pest control; and freight elevators and passenger elevators service.

11.3(a) Hours of Service (cont'd)

         Notwithstanding the provisions of Paragraph 11.3 to the contrary, Lessee shall have access to the Building, the Premises, elevator service and the Building parking structure 24 hours per day, 365 days per year, subject to Lessor's security measures for the Building. Lessee's access shall not require Lessor to station garage attendants in the Building or the Building garage 24 hours per day. Heating, ventilating and air conditioning shall be provided 7:00 a.m. to 7:00 p.m. Monday through Friday, and 9:00 a.m. to 1:00 p.m. Saturdays, holidays excepted. HVAC services furnished after these hours will be charges to Lessee at Lessor's actual cost, which cost shall not exceed, $45.00 per hour for the first twelve (12) months of the Lease Term.

         Lessee's use of separate HVAC package unit(s) for Lessee's phone/data room or other rooms within the Premises shall be separately metered and billed directly to Lessee.

11.5(a) Interruption of Services (cont'd)

         In the event that any utilities or services to be furnished by Lessor to the Premises are interrupted, disrupted, or terminated due to the gross negligence or willful misconduct of Lessor, or due to Lessor's failure to pay for such services or utilities and thereby prevents the normal conduct of Lessee's business at the Premises, then the base rent and any other amounts owing as rent hereunder shall abate, based upon the portion or portions of the Premises so affected by the interruption, disruption, or termination until normal business at the Premises may be resumed.

13.4     Late Charges (cont'd)

         Notwithstanding anything to the contrary contained in Section 13.4, if Lessee pays any amounts due under this Lease within twelve days after such amount shall be due, Lessee shall not be required to pay to Lessor a late charge of more than $500.00.

23.      Notices (cont'd)

         Notwithstanding the provisions of Paragraph 23 hereof, it is hereby agreed that all notices to Lessee shall include a copy to: National Media Corporation, 11th Floor, 1818 Market Street, Philadelphia, Pennsylvania 19103, Attention: Controller.

32.1     Lessor's Access (cont'd)

         Except in the case of an emergency, Lessor shall provide prior reasonable notice to Lessee of Lessor's intent to enter the Premises.

34.1     Signage (cont'd)

         Notwithstanding the provisions of Paragraph 34 hereof, Lessee, at Lessee's sole cost and expense, shall have the right to install one sign in the Building's sign monument, as shown in Exhibit "D" reflecting the names of Lessee and/or Guarantor. All such signage shall be in accordance with Building signage regulations and the signage specifications shown on Exhibit "D", and subject to all applicable governmental regulations. Lessee shall not have the right to change said signage without Lessor's prior written approval.

50.      Lessee Improvements.

         Lessor shall provide a total allowance of up to $692,852.00 ($34.00 per usable square foot initially leased by Lessee), ( hereinafter "Improvement Allowance"), based upon 20,378 usable square feet, for any and all Lessee improvement costs, including, but not limited to, space planning, design and architectural fees, a Lessor supervision and coordination fee, construction drawings, mechanical and electrical engineering, permits and other fees, plan check and construction of Lessee's real property improvements in the Premises. The Improvement Allowance shall not be utilized for personal property improvement items (i.e. furniture, removable fixtures, computers, phone systems and related equipment, and cabling). All costs to complete Lessee's Improvements (as set forth in the lump sum construction contract) in excess of said Improvement Allowance and all costs incurred by Lessor as a result of Lessee's additions or modifications to said mutually approved construction drawings shall be paid by Lessee to Lessor after completion of such Lessee Improvements within fifteen (15) calendar days of Lessor's written notice.

         Except for this Paragraph 50 and the Improvement Allowance provided herein, and the provisions provided for in Paragraph 6, and Paragraph
         7.1 or otherwise specifically set forth in the Lease, Lessor shall have no obligation whatsoever to modify, construct, or otherwise alter the Premises or the Office Building Project for Lessee's occupancy.

         Lessee shall have the right to enhance the tiled floor in the elevator lobby on the western portion of 5th floor of the Building, subject to Lessor's prior written approval. The cost of such enhancement may be deducted from the Improvement Allowance by the Lessor.

         Lessor shall utilize the Lessor's Building standard ceiling grid, lights, hardware, locksets, doors and window coverings for the Premises. Attached as Exhibit "C" is a preliminary space plan and specifications, prepared by Lessor's architect for the improvements to Lessee's Premises, which shall be mutually approved by Lessee and Lessor prior to the commencement of construction drawings ("Lessee's Improvements"), which approval shall not be unreasonably withheld.

         Construction documents shall be completed by Chelsea Design. Lessee shall approve a final space plan for the Premises by December 10, 1996. Lessor shall promptly deliver to Lessee working drawings and specifications for the interior finishes to the Premises. Lessee shall notify Lessor of any required changes to such working drawings within five (5) calendar days following Lessee's receipt of same and, if applicable, Lessor shall cause its architect and engineers to make such changes and deliver the revised final working drawings to Lessee for its approval within five (5) calendar days of Lessor's receipt of notice of such required changes. Lessee shall provide approval of the revised working drawings within two (2) business days of its receipt. Upon Lessee's approval of the final working drawings, Lessor shall instruct its approved mechanical and electrical engineers to commence engineering for Lessee's Improvements. Upon completion of engineering, Lessor shall submit the completed set of plans to the list of approved general contractors for the Building.

         Lessee's space plans and working drawings shall not conflict with the building codes for the City of Los Angeles, or with any other applicable governmental law or regulation, or with applicable insurance regulations. All space plans and working drawings shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction.

         Lessee hereby designates Brooks E. Pickering as its representative with respect to the construction of the Lessee Improvements, to act on behalf of and in the name of Lessee and may make all decisions and give all approvals required of Lessee with respect to such construction. All notices shall be sent to Brooks E. Pickering at the following address:
         649 South Olive Street, Suite 400, Los Angeles, CA. 90014, by hand delivery or overnight delivery. Lessor shall competitively bid the project to at least three (3) qualified general contractors reasonably approved by Lessee. Lessee may name a fourth (4th) general contractor, subject to Lessor's prior reasonable approval of said general contractor.

         Lessor shall enter into a lump sum construction contract (subject to Lessee's reasonable approval which approval or denial must be made within 72 hours or such contract shall be deemed approved) with the selected contractor for the installation of the Lessee Improvements in accordance with the approved plans and working drawings. Lessor shall supervise the completion of such work and shall use commercially reasonable efforts to secure substantial completion of the work in accordance with a work schedule, to be defined prior to finalizing the constriction contract. There shall be a Lessor coordination, supervision and observation fee of $13,857.00, which shall be deducted from the Improvement Allowance defined above.

         Lessor shall obtain permits for Lessee's Improvements, and shall construct and complete Lessee's Improvements in the Premises in accordance with the approved plans.

         Lessor's approved mechanical contractors, Preferred Mechanical or Westco Air Conditioning, and Lessor's approved electrical contractor which is Hye-line Electric, may be utilized by the approved general contractor. Lessor agrees to competitively bid the mechanical and electrical components of the project to at least two other qualified mechanical and electrical contractors reasonably approved by Lessee. All telephone line installation shall be undertaken by Lessee at its expense. Such expense shall not constitute Tenant Improvement. The general contractor shall coordinate such installation with Lessee's Tenant Improvements.

         Prior to any contractor entering the Building, said contractors shall provide Lessor with a waiver of any and all mechanic and lien rights, and the contractors shall name Lessor as additional insured in its liability policy (which shall be for not less than $1,000,000 per occurrence) and in Lessee's workmen's compensation insurance policy.

         All contractors shall schedule all work and deliveries, including the use of loading docks and elevators, through Lessor (Lessor's contact is Scott Flanagin (818-990-8410)), and shall comply with all construction regulations established by Lessor for the Building. All contractor and subcontractors shall use service elevators only, shall park and load in designated areas only, and shall protect the Building, its Common Areas, and Lessor's property (i.e. carpeting, walls, tile, finishes, etc.). In no event shall any construction personnel use tenant restrooms or enter tenant offices. The general contractor shall provide construction toilets and dumpsters per Lessor's direction.

         In the event: (i) of any Lessee requested additions, modifications, or changes to said approved plans or drawings, (ii) Lessee's failure to approve any item or perform any other obligation within the timelines contained herein, (iii) Lessee's request to materials, finishes or installations which are not part of the Building standards or which are not readily available of which Lessor shall provide Lessee written notice following Lessor's receipt of the approved working drawings, cause a delay in the construction of Lessee's Improvements, then notwithstanding the provisions of Paragraph 1.5 hereof, the Commencement Date under this Lease shall be the date that Tender of Possession should have occurred were it not for such Lessee caused delay(s).

         If Lessor shall be delayed at any time in the progress of the construction of Lessee's Improvements or any portion thereof by strikes, lockouts, fire, delay in transportation, unavoidable casualties, severe weather conditions, unforeseeable government delays, then the Commencement Date established in Paragraph 1.5 of the Lease shall be extended by the period of such delay.

         The term "Completion," as used in the Lease, is hereby defined to mean the date the building department of the municipality having jurisdiction of the Premises shall have made a final inspection of Lessee's Improvements and Lessee's punchlist has been substantially completed.

51.      Directory Board and Identity.

         Lessor, at Lessee's sole cost and expense, shall install Lessee's and/or Guarantor's name on all ground floor Building directories. Lessee shall have the right to two (2) Directory Board strips on the west Directory Board for Lessee's and/or Guarantor's name only, two (2) Directory Board strips on the east Directory Board for Lessee's and/or Guarantor's name only, and ten (10) Directory Board strips on the center Directory Board for Lessee's and/or Guarantor's name and executives.

52.      Jury Waiver.

         The parties waive their respective right to trial by jury of any cause whatsoever in any action, proceeding or hearing by either party against the other on any subject whatsoever arising out of this lease, the use or occupancy of the Premises, the relationship of the parties or for any claim for injury or damage or enforcement of any remedy under any law, statute, regulation, or otherwise, now or hereafter in effect.

53.      Extension Options.

         In the event and on the condition that Lessee has timely performed each and every, all and singular, of the terms, covenants and conditions on Lessee's part to be performed, then Lessee shall have two (2) options to renew this lease for a period of five (5) years ("Renewal Term") each, exercisable by written notice to Lessor not less than nine (9) months and not more than twelve (12) months prior to the expiration of the initial Lease Term or subsequent Renewal Term. The initial Base Rent for the Renewal Term shall be Ninety-Five percent (95%) of the then prevailing market rental rates, as of the commencement of the applicable Renewal Term, for comparable class buildings in the Encino/Sherman Oaks area.

54.      Expansion Space.

         Lessee shall have the right of first refusal to lease Suites 567 and 550, hereinafter the "Option Space". Such right of first refusal shall expire on December 31, 1997. The right of first refusal shall be exercised under the following terms and conditions. In the event that a bonafide written proposal or request for proposal has been received by Lessor from a prospective third party tenant, for the lease of all or a portion of the Option Space, Lessee shall have ten (IO) calendar days from Lessor's written notice to Lessee of the receipt of the written proposal or request for proposal for all or a portion of the Option Space to either, (i) lease the premises described in Lessor's written notice at the Option Space Terms described below, or (ii) not lease the premises described in Lessor's written notice. In the event Lessee sd notifies Lessor in writing of Lessee's intent to exercise said right of first refusal, within said ten (10) calendar day period, then Lessor and Lessee shall promptly thereafter execute an amendment to the Lease incorporating the Option Space into the Lease, at the Option Space Terms described below. All such Option Space leased by Lessee will be coterminous with the initial Lease Term. In the event Lessee fails to notify Lessor within said ten (10) calendar day period, then Lessor shall have the right to proceed with the lease of said Option Space to the prospective third party tenant.

         Option Space Terms.

         The Lease Term for the Option Space shall be coterminous with the initial Premises.

         The Base Rental Rate for the Option Space shall be the Base Rental Rates stated in Addendum Paragraph 1.6 hereof, subject to the expiration of the right of first refusal.

         Lessee shall have the right to rent additional parking for the Expansion Space per Paragraph 2.2 of the Lease, based upon the terms and vehicle parking ratios contained in Paragraph 2.2 of the Lease and Addendum Paragraph 2.2.3.

55.      Load Factor.

         The usable to rentable add-on factor for the Building is 1.1375.

56.      Patios.

         Lessee, at Lessee's sole cost and expense, may utilize the Building's standard patio furniture manufactured by Brown Jordan. Umbrellas and other objects shall not be placed upon the terraces.

57.      Cable TV.

         Lessor shall cooperate with Lessee in effectuating the installation of cable TV in the

         Building, however, Lessor shall not be responsible for any costs involved with the installation or maintenance of cable TV in the Building.

58.      Temporary Premises.

         Suite 520, consisting of approximately 3,914 rentable square feet, on the 5th floor of the Building shall be made available upon fall Lease execution. The Temporary Space shall be provided to Lessee on an "as-is" basis. Lessee may, at Lessee's option, apply a portion of the Improvement Allowance towards the costs of stripping the wallcovering and repainting the walls in Suite 520. Base Rent for said Temporary Space shall be $1.75 per rentable square foot per month, full service gross, prorated for any partial month.

59.      Ground Floor Option Space.

         Lessee shall have the option to lease Suite 165 consisting of 3,530 rentable square feet, located on the First Floor of the Building (the "Suite 165") for (i) a term commencing on January 1, 1998 and expiring on the Fifth (5th) anniversary of the Commencement Date (the "Initial Space Term"); and (ii) a Tenn of an addition Five (5) years (the "Second Space Term"). The option for the Initial Space Term must be exercised by written notice by Lessee to Lessor on or prior to 5:00 P.M. Pacific Standard Time on October 31, 1997. The Option for the Second Space Term must be executed in writing no later than Ninety (90) days prior to the expiration of the Initial Space Term. The Base Rent for Suite 165 during the Initial Space Term shall be $5,295.00 per month (based upon 3,530 rentable square feet.) The Base Rent for the Second Space Term shall be Ninety-Five (95%) percent of the then prevailing market rental rates for similar space in comparable class buildings in the Encino/Sherman Oaks area.

December 4, 1996


Mr. Brooks Pickering
NATIONAL MEDIA CORP.
c/o FPM Group
649 S. Olive St., Suite 400
Los Angeles, CA  90014


         RE: National Media Temporary Space


Dear Brooks:

You have brought to my attention National Media's desire to occupy as Temporary Space Suite 530, consisting of approximately 4,231 rentable square feet on the 5th floor of the building, rather than Suite 520 as specified in Paragraph 58 of the lease.

Encino Terrace Center is agreeable to this change under the same terms and conditions as outlined in the lease. The monthly rental rate shall be $7,404.25/month.

This letter shall also confirm the agreement which was made at the time of lease execution (via coin toss) whereby National Media will be allowed to occupy the Temporary Space as early as December 7, 1996, yet the rental charges will begin on December 15, 1996.

Sincerely,
ENCINO TERRACE CENTER


By:  /s/ Scott H. Flanagin
   -----------------------------
      Scott H. Flanagin
      Manager of Operations

SHF/md

cc:      Brian Sisko
         Gary Quint
         Val Levy

                             SECOND LEASE AMENDMENT

               DATED FOR REFERENCE PURPOSES ONLY, JANUARY 28,1997

Reference is made to that certain lease dated November 26, 1996 and the First Addendum dated December 9, 1996 between Encino Terrace Center ("Lessor") and Positive Response Television, Inc. and Direct America Corporation ("Lessee") for Suite Number 570 in the building located at 15821 Ventura Boulevard, Los Angeles, California.

It is hereby agreed that all terms and conditions of the Lease shall remain in full force and effect except for the following:

      1) Addendum Paragraph 58 (Temporary Premises) shall be amended by adding the following terms:

         "On February 15, 1997, Lessor shall make available that portion of Suite 275, outlined in attached Exhibit 1 consisting of approximately 6,673 rentable square feet, on the 2nd floor of the building. Lessee will be allowed to move from current Temporary Space (Suite 530) to new Temporary Space (portion of Suite 275) and shall thereafter not be responsible for payment of any rent or other amount pertaining to the initial temporary space. The new Temporary Space shall be provided on an "as-is" basis. Base Rent for said new Temporary Space shall be $1.75 per rentable square foot per month, full service gross, prorated for any partial month. Any tenant improvements to said Temporary Space must be submitted in writing to and approved by building management."


Agreed and Accepted:                       Agreed and Accepted
ENCINO TERRACE CENTER ("Lessor")           POSITIVE RESPONSE TELEVISION, INC.,
                                           A DELAWARE CORPORATION


By:  /s/ Scott Flanagin, Vice President    By:        /s/ Val Levy
     ----------------------------------         -------------------------------
       Scott Flanagin, Vice President

Dated:          3/5/97                     Dated:       2/10/97
     ----------------------------------         -------------------------------


                                           DIRECTAMERICA CORPORATION,
                                           A DELAWARE CORPORATION

                                           By:        /s/ Gary Quint
                                                -------------------------------
                                           Dated:       /2/10/97
                                                -------------------------------


                                           Agreed and Accepted by Guarantor:
                                           NATIONAL MEDIA CORPORATION

                                           By:        /s/ Brian J. Sisko
                                                -------------------------------
                                           Dated:           2/10/97
                                                -------------------------------